Exhibit 10.4

Execution Version
Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.
CONSENT AND AMENDMENT TO THE COMMON TERMS AGREEMENT AND THE CREDIT FACILITY AGREEMENT
This CONSENT AND AMENDMENT TO THE COMMON TERMS AGREEMENT AND THE CREDIT FACILITY AGREEMENT (this “Consent and Amendment”), dated as of May 27, 2025, is in respect of (a) the Amended & Restated Common Terms Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (the “Borrower”), Venture Global Gator Express, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Royal Bank of Canada, as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Amendment No. 1 to the Common Terms Agreement, dated as of September 29, 2023, that certain Amendment No. 2 to the Common Terms Agreement dated as of May 15, 2024 and that certain Amendment No. 3 to the Common Terms Agreement, dated as of October 23, 2024, and (b) the Amended and Restated Credit Facility Agreement, dated as of March 13, 2023 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”), by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Credit Facility Agent, and solely for purposes of Section 3.06 thereof, Royal Bank of Canada as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Consent and Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
WHEREAS, the Borrower and [***] are party to that certain LNG Sales and Purchase Agreement (FOB), dated as of [***] (the “Contract”);
WHEREAS, [***] is the guarantor under that certain Guarantee related to the Contract, dated as of [***], in favor of the Borrower;
WHEREAS, [***] entered into a Consent to Collateral Assignment, dated as of March 13, 2023 among the Borrower, [***] and the Collateral Agent (the “[***] Consent”) in connection with the transactions contemplated by the Common Terms Agreement, the Credit Facility Agreement and the Common Security and Account Agreement;

WHEREAS, [***] entered into a Consent to Collateral Assignment, dated as of March 13, 2023, among the Borrower, [***] and the Collateral Agent (the “[***] Consent”) in connection with the transactions contemplated by the Common Terms Agreement, the Credit Facility Agreement and the Common Security and Account Agreement;
WHEREAS, the Borrower wishes to mitigate the impacts of any potential Bankruptcy of [***] and/or [***] and any potential Loan Facility Event of Default or event of default under Section 9.01 of the Credit Facility Agreement related thereto;
WHEREAS, a Bankruptcy (as defined in the Contract) of [***] will cause a Buyer Event of Default to occur under and as defined in the Contract (the “Specified [***] Default”);
WHEREAS, the Borrower may waive the Specified [***] Default under and in accordance with the Contract and the Finance Documents;
WHEREAS, Section 10 of each of the [***] Consent and the [***] Consent requires the Collateral Agent’s prior written consent for [***] or [***], respectively, to take certain actions;
WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent and the Intercreditor Agent consent and agree, and the Lenders constituting the Required Lenders, the Credit Facility Agent and the Intercreditor Agent are willing to consent and agree, to amend the Common Terms Agreement on the terms and conditions set forth herein and in accordance with Section 23.15 of the Common Terms Agreement, Section 4 of the Intercreditor Agreement and Section 11.01 of the Credit Facility Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Consent and Amendment.
1.1    By execution hereof, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders), the Collateral Agent and the Intercreditor Agent hereby notwithstanding Section 12.5(b) and Section 12.5(c) of the Common Terms Agreement, Section 8.01 of the Credit Facility Agreement, Section 10 of each of the [***] Consent and the [***] Consent and any other provision of the Finance Documents, permit the Borrower to waive the Specified [***] Default.
1.2    By the execution hereof, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree to amend Section 15.1(d)(ii) of the Common Terms Agreement by deleting Section 15.1(d)(ii) of the Common Terms Agreement in its entirety and replacing it with the following:
(ii) a Bankruptcy with respect to any Specified Counterparty (other than [***] or [***]) has occurred.
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Section 2.    Effectiveness. This Consent and Amendment shall become effective as of the date hereof only upon delivery of executed counterparts of this Consent and Amendment by each of (a) the Borrower, (b) the Guarantor, (c) the Intercreditor Agent, (d) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)), (e) Lenders constituting the Required Lenders under the Credit Facility Agreement and (f) the Collateral Agent.
Section 3.    Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent, Intercreditor Agent and Collateral Agent that:
3.1    no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Consent and Amendment; and
3.2    each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which are made only on the Closing Date.
Section 4.    Financing Document. This Consent and Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement.
Section 5.    Governing Law. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
Section 6.    Consent to Jurisdiction. The provisions of Section 23.14 (Consent to Jurisdiction) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
Section 7.    Headings. All headings in this Consent and Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.
Section 8.    Binding Nature and Benefit; Amendment. This Consent and Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Consent and Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.
Section 9.    Counterparts; Electronic Execution. This Consent and Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed
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counterpart of a signature page of this Consent and Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Consent and Amendment . The words “execute,” “execution,” “signed,” “signature,” and words of like import in this Consent and Amendment shall be deemed to include electronic signatures or the electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Government Rule, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 10.    No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Consent and Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Consent and Amendment apply to any other matters.
Section 11.    Guarantee Reaffirmation. The Guarantor hereby confirms, reaffirms and ratifies its obligations under the Finance Documents. After giving effect to this Consent and Amendment, each Obligor hereby (a) confirms the security interest in the Collateral granted by it in favor of the Collateral Agent for itself and for the ratable benefit of the Secured Parties pursuant to the Security Documents and (b) to the extent not otherwise effected by the preceding clause (a), as security for the prompt and complete payment and performance when due of all of the Senior Debt Obligations, further grants to the Collateral Agent for itself and for the ratable benefit of the Secured Parties a continuing security interest, in all of such Obligor’s right, title and interest in, to and under the Collateral, in each case, whether now owned or existing or hereafter acquired, arising or created, and wherever located.
Section 12.    Direction to Credit Facility Agent, Intercreditor Agent and Collateral Agent.
12.1    By their signature below, each of the undersigned Credit Facility Lenders instructs the Credit Facility Agent to (i) execute this Consent and Amendment, (ii) direct the Intercreditor Agent to execute this Consent and Amendment and (iii) direct the Intercreditor Agent to direct the Collateral Agent to execute this Consent and Amendment .
12.2    Based on the instructions above, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs (i) the Intercreditor Agent to execute this Consent and Amendment and (ii) the Intercreditor Agent to direct the Collateral Agent to execute this Consent and Amendment.
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12.3    Based on the instructions above, the Intercreditor Agent hereby directs the Collateral Agent to execute this Consent and Amendment.
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IN WITNESS WHEREOF, the parties have caused this Consent and Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL PLAQUEMINES LNG, LLC, as the Borrower
By: /s/ Keith Larson Name: Keith Larson Title: General Counsel

VENTURE GLOBAL GATOR EXPRESS, LLC, as the Guarantor
By: /s/ Keith Larson Name: Keith Larson Title: General Counsel
Signature Page to Consent and Amendment

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Acknowledged and agreed as of the first date set forth above. NATIXIS, NEW YORK BRANCH, as Credit Facility Agent
By: /s/ Lisa Wong Name: Lisa Wong Title: Director By: /s/ Nancy Kui Name: Nancy Kui Title: Director
Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above. ROYAL BANK OF CANADA as Intercreditor Agent
By: /s/ Sabrina Wang Name: Sabrina Wang Title: Deal Manager
Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above. ROYAL BANK OF CANADA as Collateral Agent
By: /s/ Sabrina Wang Name: Sabrina Wang Title: Deal Manager
Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above. AOZORA BANK, LTD., as Lender
By: /s/ Hirokazu Aoyama Name: Hirokazu Aoyama Title: Senior Vice President & Group Head

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
ASSOCIATED BANK N.A., as Lender
By:	/s/ Justin Nam
Name: Justin Nam
Title: Senior Vice President

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
FIRSTBANK PUERTO RICO D/B/A FIRSTBANK FLORIDA, as Lender
By:	/s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: SVP, Corporate Banking Director

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
BANCO SANTANDER, S.A., as Lender
By:	/s/ Ignacio Ruiz De Assin
Name: Ignacio Ruiz De Assin
Title: Vice President

By:	/s/ Rocio Paz Goma Simon
Name: Rocio Paz Goma Simon
Title: Vice President

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
ING CAPITAL LLC, as Lender
By:	/s/ Suela von Bargen
Name: Suela von Bargen
Title: Director

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: MD

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
SPT INFRASTRUCTURE FINANCE SUB-4, LLC, as Lender
By:	/s/ Haig Najarian
Name: Haig Najarian
Title: Authorized Signatory

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
FEDERATED HERMES PROJECT AND TRADE FINANCE TENDER FUND, as Lender
By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Senior Vice President

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
PROJECT AND TRADE FINANCE CORE FUND, as Lender
By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Senior Vice President

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Omar Valdez
Name: Omar Valdez
Title: Executive Director

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
WELLS FARGO BANK, N.A., as Lender
By:	/s/ Nathan Starr
Name: Nathan Starr
Title: Managing Director

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as Lender
By:	/s/ Geoffrey Mrema
Name: Geoffrey Mrema
Title: Director

By:	/s/ Sarah Bensouda
Name: Sarah Bensouda
Title: Analyst

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
NATIONAL BANK OF CANADA, as Lender
By:	/s/ Manu Richhoriya
Name: Manu Richhoriya
Title: Authorized Signatory

By:	/s/ John Hunt
Name: John Hunt
Title: Authorized Signatory

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender
By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
FIRST-CITIZENS BANK & TRUST COMPANY, as Lender
By:	/s/ Stephen Norcross
Name: Stephen Norcross
Title: Vice President

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
CIMA LUXEMBOURG S.À R.L., ACTING ON BEHALF OF ITS COMPARTMENT 2024-9, as Lender
By:	/s/ Beata Wlodarczak-Mantione
Name: Beata Wlodarczak-Mantione
Title: Manager

By:	/s/ Tarvesh Panchoo
Name: Tarvesh Panchoo
Title: Manager

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
NATIXIS, NEW YORK BRANCH, as Lender
By:	/s/ David B Martens
Name: David B Martens
Title: Managing Director

By:	/s/ John Sickler III
Name: John Sickler III
Title: Director

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
GOLDMAN SACHS BANK USA, as Lender
By:	/s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, as Lender
By:	/s/ Manuel Liebers
Name: Manuel Liebers
Title: Director

By:	/s/ Ralf Goebel
Name: Ralf Goebel
Title: Director
Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
TRUIST BANK, as Lender
By:	/s/ David Rhodes
Name: David Rhodes
Title: Director

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as Lender
By:	/s/ Lin (Allan) Sun
Name: Lin (Allan) Sun
Title: Head of Project Finance, Executive Director

By:	/s/ Pedro Craveiro
Name: Pedro Craveiro
Title: Assistant Vice President

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
ROYAL BANK OF CANADA, as Lender
By:	/s/ Sue Carol Sedillo
Name: Sue Carol Sedillo
Title: Authorized Signatory

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
KFW IPEX-BANK GMBH, as Lender
By:	/s/ Markus Schmidt
Name: Markus Schmidt
Title: Director

By:	/s/ Olga Zavrichico
Name: Olga Zavrichico
Title: Analyst

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
THE KOREA DEVELOPMENT BANK, as Lender
By:	/s/ Ahn Wook Sang
Name: Ahn Wook Sang
Title: General Manager Project Finance Department II

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
REGIONS BANK, as Lender
By:	/s/ Tedrick Tarver
Name: Tedrick Tarver
Title: Director

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as Lender
By:	/s/ Arnot Bruns
Name: Arnot Bruns
Title: Senior Relationship Manager

By:	/s/ Oliver Langel
Name: Oliver Langel
Title: Managing Director

Signature Page to Consent and Amendment

Acknowledged and agreed as of the first date set forth above.
MIZUHO BANK, LTD, as Lender
By:	/s/ Dominick D’Ascoli
Name: Dominick D’Ascoli
Title: Director

Signature Page to Consent and Amendment